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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 9, 2001


                             SBS TECHNOLOGIES, INC.

                              -------------------




        New Mexico               1-10981                   85-0359415
   ---------------------   ---------------------    -----------------------
 (State of Incorporation)  (Commission File No.)    (IRS Employer I.D. No.)



  2400 Louisiana Blvd, NE  AFC Bldg 5-600    Albuquerque, New Mexico   87110
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  (Address of principal executive offices)                           (Zip code)



        Registrant's telephone number, including area code: (505) 875-0600
                                                          -----------------


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ITEM 5.  OTHER EVENTS

On March 9, 2001, SBS Technologies, Inc. ("SBS") announced the appointment of Mr. Grahame Rance to replace Mr. Christopher J. Amenson as its President and Chief Executive Officer effective March 9, 2001. The announcement stated that Mr. Amenson will remain SBS' Chairman of the Board. Mr. Amenson is leaving SBS to pursue faith-based service to the community at large and to spend more time with his family.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            SBS TECHNOLOGIES, INC.




Date:  March 19, 2001                      By: /s/ James E. Dixon, Jr.
                                              ------------------------
                                            James E. Dixon, Jr.
                                            Vice President
                                            Finance & Administration




                     SBS TECHNOLOGIES, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX


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Exhibit Number              Description                              Method of Filing
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
 99.1d            Press Release by SBS Technologies, Inc.  Filed herewith electronically
                  Dated March 9, 2001
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